UNITED  STATES  SECURITIES  AND  EXCHANGE  COMMISSION
                          Washington,  D.  C.  20549  -  1004

                                    FORM  8-K

CURRENT  REPORT  PURSUANT  TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF  1934

DATE  OF  REPORT  (Date  of  earliest  event  reported)   May  15,  2000
                                                         -----------------
                        COMMISSION  FILE  NUMBER  0-2413
                                                  ------
                          MacDermid,  Incorporated
                          -----------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

          Connecticut                             06-0435750
          -----------                             ----------
(State  or  other  jurisdiction  of              (I.R.S.  Employer
 incorporation  or  organization)              Identification  No.)

245  Freight  Street,  Waterbury,  Connecticut            06702
-----------------------------------------------------------
(Address  of  principal  executive  offices)           (Zip  Code)

Registrant's  telephone  number,  including  area  code  (203)  575-5700
                                                         --------------
                               None
               ---------------------------------
Former name, former address and former fiscal year, if changed since last report.


Indicate  by  check  mark  whether  the  registrant  (1)  has  filed all reports required to be filed by section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                    Yes   X     No
                                                        -------    ------.


ITEM  5:  Other  Events

     MacDermid, Incorporated issued its press release on May 12, 2000. Refer to the Press Release dated May 12, 1999 attached as Exhibit 99 to this filing. Please be aware that the year end audit is still in progress and the figures in this press release may differ slightly from the audited financial statements contained in the Fiscal Year 2000 form 10-K, when filed on or before June 29, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 MacDermid,  Incorporated
  (Registrant)


Date:  May  15,  2000                               /  s  /  John  L.  Cordani

                                                    John  L.  Cordani
                                                   Corporate  Secretary